SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                                        Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
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[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FINANCIAL FEDERAL CORPORATION
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- ------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

FINANCIAL FEDERAL
CORPORATION

Notice of Annual
Meeting of Stockholders
and Proxy Statement

                                                     Tuesday, December 14, 2004
                                                     at 10:00 a.m. Eastern Time
                                                     270 Park Avenue, 11th Floor
                                                     New York, New York 10017

                          FINANCIAL FEDERAL CORPORATION
                          733 Third Avenue, 24th Floor
                            New York, New York 10017

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     Tuesday, December 14, 2004, 10:00 a.m.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") of Financial Federal Corporation, a Nevada corporation (the "Company"), will be held at 270 Park Avenue, 11th Floor, New York, New York 10017 on Tuesday, December 14, 2004, at 10:00 a.m. Eastern Time, for the following purposes:

            (1) Electing seven directors to serve until the next annual meeting of stockholders;

            (2) Ratifying the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2005; and

            (3) Transacting such other business as may properly come before the Annual Meeting.

      The Board of Directors of the Company has fixed the close of business on October 27, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. The list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any valid purpose related to the Annual Meeting at the office of Financial Federal Corporation, 733 Third Avenue, 24th Floor, New York, New York 10017 for the ten days prior to the Annual Meeting. The list will also be available during the Annual Meeting for inspection by any stockholder present at the Meeting. We are enclosing a copy of the Company's Annual Report to Stockholders for the fiscal year ended July 31, 2004.

      All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as soon as possible in the enclosed reply envelope.

                                                  FINANCIAL FEDERAL CORPORATION


                                                  Troy H. Geisser
                                                  Secretary

November 8, 2004
New York, New York

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                          FINANCIAL FEDERAL CORPORATION
                          733 Third Avenue, 24th Floor
                            New York, New York 10017

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 14, 2004

      This Proxy Statement and the accompanying form of proxy are solicited by the Board of Directors (the "Board of Directors" or the "Board") of Financial Federal Corporation, a Nevada corporation (the "Company"), to be voted at the Annual Meeting of Stockholders to be held at 270 Park Avenue, 11th Floor, New York, New York 10017 on December 14, 2004 and at any postponements or adjournments thereof.

      Shares represented by properly executed proxies, that are received in time and not revoked, will be voted at the Meeting in the manner described in the proxies. A stockholder may revoke his/her proxy at any time prior to its exercise by notice in writing to the Secretary of the Company indicating that his/her proxy is revoked, by submitting another proxy with a later date or by attending the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring a letter from the broker, bank or other nominee confirming such stockholder's beneficial ownership of shares as of October 27, 2004.

      At the Meeting, the Company's stockholders will be asked (i) to elect the Board of Directors to serve until the next annual meeting of stockholders; (ii) to ratify the appointment of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2005; and
(iii) to take such other action as may properly come before the Meeting. Each proposal is described in more detail in this Proxy Statement.

      The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent or given to stockholders is November 8, 2004. Holders of the Company's common stock, par value $.50 per share (the "Common Stock"), as of the record date, the close of business on October 27, 2004, are entitled to vote at the Meeting. As of October 27, 2004, the Company had 17,374,193 shares of Common Stock outstanding and had no preferred stock, par value $1.00 per share, outstanding.

      Each share of Common Stock entitles the holder thereof on the record date to one vote on matters to be considered at the Meeting. The presence, in person or by proxy, of stockholders holding a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are each included for purposes of determining the presence or absence of a sufficient number of shares to constitute a quorum for the transaction of business. A broker non-vote is when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

      Unless contrary instructions are indicated on the proxy, shares represented by each properly executed and returned proxy card (and not revoked before they are voted) will be voted "FOR" the election of the nominees for directors named below, "FOR" the ratification of the appointment of KPMG as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2005 and by the proxies in their discretion on any other matters to properly come before the Meeting, or any postponement or adjournment thereof. If a stockholder specifies a different choice on the proxy, such stockholder's shares of Common Stock will be voted in accordance with the specification so made.

      The entire expense of this proxy solicitation will be borne by the Company. Solicitation will be made primarily by mail. Proxies may also be solicited personally and by telephone by regular employees of the Company without any additional remuneration and at minimal cost. Management may also request banks, brokerage houses, custodians, nominees and fiduciaries to obtain authorization for the execution of proxies and may reimburse them for expenses incurred by them in connection therewith. The Company has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies, at an estimated cost of $1,000 plus other reasonable expenses.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, to the knowledge of the Company, information regarding the ownership of Common Stock by (i) each person who may be deemed to be the beneficial owner of more than 5% of the Common Stock outstanding as of October 27, 2004 or such other date as may be noted below,
(ii) each director and each nominee for election as a director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. There were 17,374,193 shares of Common Stock outstanding as of October 27, 2004.

                                                                        Number of Shares       Percent of
Name and Address of Beneficial Owner(1)                               Beneficially Owned(2)     Ownership
- ---------------------------------------                               ---------------------     ---------
Waddell & Reed Financial Services(3)                                         1,630,837             9.4
     6300 Lamar Avenue
     Shawnee Mission, KS 66201
Westcap Investors LLC(3)                                                     1,542,790             8.9
     1111 Santa Monica Blvd., Suite 820
     Los Angeles, CA 90025
M. A. Weatherbie & Co., Inc.(3)                                              1,488,811             8.6
     265 Franklin Street
     Boston, MA 02110
Franklin Resources, Inc.(3)                                                  1,467,843             8.4
     One Franklin Parkway
     San Mateo, CA 94403
Kayne Anderson Rudnick Investment Management, LLC(3)                         1,402,107             8.1
     1800 Avenue of the Stars
     Los Angeles, CA 90067
Transamerica Investment Management LLC(3)                                    1,339,677             7.7
     1150 South Olive St., Suite 2700
     Los Angeles, CA 90015
Lawrence B. Fisher(4)                                                            5,000               *
William M. Gallagher(5)                                                        119,888               *
Troy H. Geisser(6)                                                             106,170               *
John V. Golio(7)                                                               128,182               *
Steven F. Groth(8)                                                              93,590               *
William C. MacMillen, Jr.(9)                                                     5,000               *
Michael C. Palitz(10)                                                          429,902             2.5
Thomas F. Robards(11)                                                           11,000               *
Paul R. Sinsheimer(12)                                                         388,802             2.2
H. E. Timanus, Jr.(13)                                                          16,500               *
Michael J. Zimmerman(14)                                                         1,000               *
All directors and executive officers as a group (14 persons)(15)             1,447,352             8.3

*     Less than 1% of Common Stock outstanding.

(1) Unless otherwise indicated, the address of each person listed is c/o Financial Federal Corporation, 733 Third Avenue, 24th Floor, New York, New York 10017.

(2) Unless otherwise noted, each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes options that are exercisable or will become exercisable within 60 days of October 27, 2004 and shares of restricted stock.

(3)   Share ownership as recently communicated by the beneficial owner.

(4) Mr. Fisher's holdings include options to purchase 5,000 shares of Common Stock.

(5) Mr. Gallagher's holdings include (i) 89,263 shares of Common Stock, (ii) options to purchase 10,000 shares of Common Stock, and (iii) 20,625 shares of restricted stock that are subject to forfeiture.

(6) Mr. Geisser's holdings include (i) 24,920 shares of Common Stock and (ii) 81,250 shares of restricted stock that are subject to forfeiture.

(7) Mr. Golio's holdings include (i) 9,432 shares of Common Stock, (ii) options to purchase 37,500 shares of Common Stock, and (iii) 81,250 shares of restricted stock that are subject to forfeiture.

(8) Mr. Groth's holdings include (i) 20,560 shares of Common Stock, (ii) options to purchase 7,780 shares of Common Stock, and (iii) 65,250 shares of restricted stock that are subject to forfeiture.

(9) Mr. MacMillen's holdings include options to purchase 5,000 shares of Common Stock.

(10) Mr. Palitz's holdings include (i) 205,847 shares of Common Stock, (ii) options to purchase 5,000 shares of Common Stock, (iii) 218,830 shares of Common Stock held by a corporation owned and controlled by Mr. Palitz of which 100,000 shares are subject to a prepaid forward variable sale contract with settlement occurring in 2005 and (iv) 225 shares of Common Stock held by Mr. Palitz's wife.

(11) Mr. Robards' holdings include (i) 1,000 shares of Common Stock, and (ii) options to purchase 10,000 shares of Common Stock.

(12) Mr. Sinsheimer's holdings include (i) 307,964 shares of Common Stock held by a limited partnership of which the general partner is controlled by Mr. Sinsheimer, and (ii) 80,838 shares of restricted stock that are subject to forfeiture. Mr. Sinsheimer's holdings do not include 118,056 stock units held that do not constitute beneficially owned securities.

(13) Mr. Timanus' holdings include (i) 11,500 shares of Common Stock, and (ii) options to purchase 5,000 shares of Common Stock.

(14)  Mr. Zimmerman's holdings include 1,000 shares of Common Stock.

(15) Includes (i) 890,541 shares of Common Stock, options to purchase 85,280 shares of Common Stock, 329,213 shares of restricted stock that are subject to forfeiture as described in notes 4 through 14 above, as well as
      (ii) 20,836 shares of Common Stock, options to purchase 37,982 shares of Common Stock, and 83,500 shares of restricted stock that are subject to forfeiture held by executive officers not named in the table.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and certain beneficial owners of the Company's equity securities (the "Section 16 Reporting Persons") to file reports of holdings of and transactions in the Company's equity securities with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc., and to furnish the Company with all copies of Section 16(a) forms they file. Based solely on a review of copies of such reports and written representations from the reporting persons, we believe that for the fiscal year ended July 31, 2004, our executive officers, directors and greater than ten percent stockholders filed on a timely basis all reports due under Section 16(a) of the Securities Exchange Act of 1934.

                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

      The Corporate Governance and Nominating Committee and the Board of Directors have nominated the persons listed below to serve as directors of the Company until the next annual meeting and until their respective successors are elected and qualified, or until their earlier resignation or removal. Mr. Zimmerman, who is standing for election to the Board for the first time, was initially recommended to the Corporate Governance and Nominating Committee as a possible nominee by Mr. Robards who is an independent director of the Board and also a security holder.

      It is intended that shares represented by proxies solicited by the Board will, unless authority to vote for some or all of the nominees is withheld, be voted in favor of electing as directors the nominees listed below. The Company has no reason to believe any of the nominees will be disqualified or unable or unwilling to serve if elected. However, if any nominee becomes unavailable for any reason, the shares will be voted for another person nominated by the Board, unless the Board by resolution provides for a lesser number of directors. All directors who were serving as a director at the time of the 2003 Annual Meeting of Stockholders attended the 2003 meeting. Directors are encouraged to attend each Annual Meeting of Stockholders. All nominees listed below are currently directors of the Company.

      The election of the seven director nominees requires an affirmative vote by a plurality of votes cast at the meeting of stockholders by the stockholders entitled to vote in the election. Any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote.

      The Board of Directors recommends that stockholders vote "FOR" each of the nominees listed below.


                       Nominees for Election as Directors

      The name, age, principal occupation or employment, and other data regarding each nominee, based on information received from the respective nominees, are set forth below:

      Lawrence B. Fisher, 66, has served as a director of the Company since 1992. Mr. Fisher has been a partner of Orrick, Herrington & Sutcliffe LLP, a law firm, since December 1995. He had previously been a partner of Kelley Drye & Warren LLP, a law firm, from 1985 to December 1995. He is also a director of National Bank of New York City, a privately owned commercial bank.

      William C. MacMillen, Jr., 91, has served as a director of the Company since 1989. Mr. MacMillen was formerly the President of William C. MacMillen & Co., Inc., an investment banking firm which was dissolved in June 2003. He served as a director of Republic New York Corporation and Republic National Bank of New York until December 1999 and as a director of Commercial Alliance Corporation, an equipment finance company, from its inception in 1963 to 1984.

      Michael C. Palitz, 46, has served as a director of the Company since July 1996. He is currently a Managing Director of Preston Partners LLC, a Manhattan based merchant banking firm. He is also a director of City and Suburban Financial Corporation and is the Chair of its Audit Committee. He served as an Executive Vice President of the Company from July 1995 until he resigned as an officer and employee of the Company on March 14, 2003. Mr. Palitz served as a Senior Vice President of the Company from February 1992 to July 1995 and served as a Vice President of the Company from its inception in 1989 to February 1992. He has also served as Treasurer and Assistant Secretary of the Company since its inception in 1989 and as Chief Financial Officer from 1989 through September 2000.

      Thomas F. Robards, 58, has served as a director of the Company since 2000 and is currently a principal of Robards & Co. From January 2003 until June 2004, Mr. Robards was the Chief Financial Officer and a Senior Vice President of the American Museum of Natural History, New York, New York. From April 2000 until September 2002, Mr. Robards was the Chief Financial Officer of Datek Online Holdings Corp., until it was acquired by Ameritrade Holding Corp. From 1976 until December 1999, he was employed by Republic New York Corporation. He served as its Chief Financial Officer from March 1995 through March 1999 and as a director from 1998 until March 1999.

      Paul R. Sinsheimer, 57, has served as Chairman of the Board and Chief Executive Officer of the Company since December 2000, as President of the Company since September 1998, as an Executive Vice President of the Company from its inception in 1989 to September 1998 and as a director of the Company since its inception in 1989. From 1970 to 1989, Mr. Sinsheimer was employed by Commercial Alliance Corporation, where he served in various positions including Executive Vice President.

      H. E. Timanus, Jr., 59, has served as a director of the Company since 1999. Mr. Timanus is the President and Chief Operating Officer of Prosperity Bank, Houston, Texas; Executive Vice President and Chief Operating Officer of Prosperity Bancshares, Inc., Houston, Texas; and Executive Vice President and Chief Operating Officer of Prosperity Holdings, Inc., Wilmington, Delaware. He was formerly Chairman of the Board and Chief Executive Officer of Heritage Bank, Houston, Texas, which merged into Prosperity Bank; President and Chief Executive Officer of Commercial Bancshares, Inc., Houston, Texas, which merged into Prosperity Bancshares, Inc.; and President and Chief Executive Officer of Heritage Bancshares, Inc., Wilmington, Delaware, which merged into Prosperity Holdings, Inc. Mr. Timanus began his career with Commercial Bancshares, Inc. in 1982.

      Michael J. Zimmerman, 54, has served as a director of the Company since June 7, 2004. Mr. Zimmerman is Executive Vice President and Chief Financial Officer of ContiGroup Companies, Inc. and President of its ContiInvestments subsidiary. Prior to joining ContiGroup in 1996, Mr. Zimmerman was a Managing Director at Salomon Brothers, where he served in a variety of senior positions in the investment banking and firm investment areas. He is a member of the Board of Directors of Overseas Shipholding Group, Inc, where he serves as non-executive Chairman, and is Chairman of Premium Standard Farms, a majority-owned affiliate of ContiGroup.


                    Independent and Non-Management Directors

      The Board of Directors has affirmatively determined that each member of the Board other than Mr. Sinsheimer (who is the Chief Executive Officer) and Mr. Palitz (who is a non-management director) meets the independence criteria established by the New York Stock Exchange for independent board members. The Board has also affirmatively determined that no material relationships exist between the Company and any of the independent directors that would interfere with their judgment in carrying out their responsibilities as a director. In determining Mr. Fisher's independence, the Board considered (i) that the Company's payments to the law firm that Mr. Fisher is a partner of were substantially less than one percent of the law firm's annual revenues and (ii) that an immediate family member of Mr. Fisher is employed by the Company in a non-executive position. The Board assessed the significance of these relationships and determined that they do not interfere with Mr. Fisher's exercise of independent judgment because the payments made by the Company for these services are well within the applicable numerical thresholds set forth in the New York Stock Exchange's corporate governance rules for classifying directors as independent. In addition, the Board of Directors has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership.

      The non-management directors meet regularly each year without any management directors or employees present. If the meeting is in conjunction with a committee meeting, then the respective chair of the committee that is meeting acts as the presiding director. If the meeting is not in conjunction with a committee meeting, then the non-management directors rotate acting as the presiding director. In addition, the independent directors meet without any of the other directors present on at least an annual basis. Interested parties may communicate with the non-management directors as described below in the section entitled "Communications with the Board of Directors."


                   Board of Directors Meetings and Committees

      The Board has established an Executive Committee, which currently consists of four directors. The Executive Committee can exercise all of the powers of the Board between meetings of the Board. The current members of the Executive Committee are Messrs. Fisher, Palitz, Robards and Sinsheimer.

      The Board has established an Audit Committee, which currently consists of three independent directors. The Audit Committee is responsible for monitoring
(i) the integrity of the financial statements of the Company, (ii) the independent registered public accounting firm's qualifications and independence,
(iii) the performance of the Company's internal audit function and independent registered public accounting firm, and (iv) the compliance by the Company with legal and regulatory requirements. The Audit Committee is also responsible for the engagement of the Company's independent registered public accounting firm. The Audit Committee also establishes procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under a written charter approved by the Board. The charter is attached to this proxy statement as Appendix A and is also available in the Investor Relations section of the Company's website at http://www.financialfederal.com. The current members of the Audit Committee are Messrs. Robards, Timanus and Zimmerman. Mr. Robards is the Chair of the Audit Committee. Upon consideration of the attributes of an audit committee financial expert as set forth in Item 401(h) of Regulation S-K promulgated by the SEC, the Board determined that Mr. Robards possesses these attributes through his experience as Chief Financial Officer of the American Museum of Natural History, Datek Online Holdings Corp. and Republic New York Corporation, and he is designated as the Audit Committee financial expert. In addition, the Board also determined that Mr. Zimmerman possesses the attributes of an audit committee financial expert through his experience as the Chief Financial Officer of ContiGroup Companies, Inc.

      The Board has established an Executive Compensation and Stock Option Committee, which currently consists of three independent directors. The Executive Compensation and Stock Option Committee reviews and approves the goals, objectives and performance relevant to the Chief Executive Officer's compensation and determines such compensation including the awarding of any equity compensation. The Executive Compensation and Stock Option Committee similarly reviews and approves the goals, objectives and performance relevant to the compensation for the executive officers that report to the Chief Executive Officer and determines their compensation including the awarding of any equity compensation. The Executive Compensation and Stock Option Committee also is responsible for administering the Company's 2001 Management Incentive Plan (the "MIP") and the Amended and Restated 1998 Stock Option/Restricted Stock Plan (the "1998 Plan"). The Executive Compensation and Stock Option Committee is responsible for approving appointments and promotions between meetings of the full Board and such committee actions, to remain effective, must be ratified by a majority vote of the Board within six months of such action. The Executive Compensation and Stock Option Committee operates under a written charter approved by the Board. The charter is available in the Investor Relations section of the Company's website at http://www.financialfederal.com. The current members of the Executive Compensation and Stock Option Committee are Messrs. MacMillen, Robards and Timanus. Mr. Robards is the Chair of the Committee.

      The Board has established a Corporate Governance and Nominating Committee, which currently consists of three independent directors. The Corporate Governance and Nominating Committee is responsible for nominating qualified candidates for appointments to the Board, recommending to the Board the code of business conduct and ethics and corporate governance guidelines for the Company and for overseeing the evaluation of the Board and management. The Board-approved code of business conduct and ethics and corporate governance guidelines are available in the Investor Relations section of the Company's website at http://www.financialfederal.com. The Corporate Governance and Nominating Committee operates under a written charter approved by the Board. The charter is available in the Investor Relations section of the Company's website at http://www.financialfederal.com. The current members of the Corporate Governance and Nominating Committee are Messrs. MacMillen, Robards and Timanus. Mr. Timanus is the Chair of the Committee.

      The Corporate Governance and Nominating Committee annually makes recommendations for director nominations and also annually reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Corporate Governance and Nominating Committee focuses particularly on a candidate's financial expertise and finance company experience and also considers knowledge, skills, experience in business, administration and relevant technical disciplines, social experience and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. Nominees for the Board should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of stockholders. They should be inquisitive and objective and exhibit a practical judgment on the issues at hand. The Corporate Governance and Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. In fiscal 2004, the Corporate Governance and Nominating Committee engaged a third party service provider to assist in the due diligence process for the candidate-nominees for director.

      In recommending candidates for election to the Board, the Corporate Governance and Nominating Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluation of candidates generally involves reviewing background materials, internal discussions and interviewing selected candidates as appropriate. Upon selection of a qualified candidate, the Corporate Governance and Nominating Committee recommends the candidate for consideration by the full Board.

      Stockholders may recommend a nominee by writing to the Company's Secretary specifying the nominee's name and the qualifications for Board membership. All recommendations are brought to the attention of the Corporate Governance and Nominating Committee. Each submission must include (i) a brief description of the candidate, (ii) the candidate's name, age, business address and residence address, (iii) the candidate's principal occupation and the number of shares of the Company's common stock beneficially owned by the candidate and (iv) any other information that would be required under the rules of the SEC in a proxy statement listing the candidate as a nominee for director. Recommended candidates may be required to provide additional information.

      During the Company's fiscal year ended July 31, 2004, the Board of Directors met six times, the Executive Committee met once, the Audit Committee met seven times, the Executive Compensation and Stock Option Committee met five times and the Corporate Governance and Nominating Committee met four times. Each current director attended, either in person or telephonically, at least 90% of the total number of meetings of the Board and its committees of which they were members during fiscal 2004. The Board has no other standing committees.


                   Communications with the Board of Directors

      Stockholders may communicate with the Company's Board of Directors through the Company's Secretary by writing to the following address: Board of Directors, c/o Secretary, Financial Federal Corporation, 733 Third Avenue, 24th Floor, New York, New York 10017. The Company's Secretary will forward all correspondence to the Board, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company's Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

      Interested parties may report any concerns they have to the non-management directors by directly writing to the chair of the Corporate Governance and Nominating Committee c/o Financial Federal Corporation, 733 Third Avenue, 24th Floor, New York, New York 10017. Such communications may be confidential or anonymous. All such communications shall be reviewed and any concerns relating to accounting, internal controls, or auditing shall also be forwarded to the chair of the Audit Committee.


           Compensation Committee Interlocks and Insider Participation

      No interlocking relationships exist between any member of the Executive Compensation and Stock Option Committee and any member of any other company's Board of Directors or compensation committee.


                            Compensation of Directors

      Directors who are not officers or employees of the Company or any of its subsidiaries receive stipends, as follows:

        1. Annual stipend of $35,000 payable upon their election by the stockholders after the annual meeting of stockholders each year. If a director joins the Board during the year, the stipend will be pro rated.

        2. Additional annual stipend of $5,000 to the Audit Committee Chair, $3,000 to the Executive Compensation and Stock Option Committee Chair and $2,000 to the Corporate Governance and Nominating Committee Chair.

        3.  Additional stipend of $1,000 for each Board meeting attended.

        4.  Additional stipend of $1,000 for each Committee meeting attended.

      The Company does not have a formal policy of granting stock options to directors but the Board may make discretionary grants pursuant to the 1998 Plan. Current directors were each granted a nonqualified stock option, shortly after joining the Board as an outside director, to purchase 5,000 shares of Common Stock at the fair market value on the date of grant. No stock options were granted to outside directors during fiscal 2004 other than a grant of a non-qualified stock option to purchase 5,000 shares of Company Common Stock at the fair market value on the date of grant to Mr. Zimmerman upon his joining the Board.

      Directors who are officers of the Company receive no additional compensation upon election to the Board or for attending Board or committee meetings.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

      The following table sets forth information concerning the annual and long-term compensation paid to those persons who were, at July 31, 2004, the Chief Executive Officer ("CEO") and the other four most highly compensated executive officers of the Company.

                                                      Annual               Long-term Compensation
                                                 Compensation ($)                  Awards
                                                -------------------     -----------------------------
                                                                         Restricted       Securities
                                     Fiscal                                 Stock         Underlying         All Other
Name and Principal Position(s)        Year      Salary       Bonus      Award (1) ($)     Options (#)     Compensation ($)
- ------------------------------        ----      ------       -----      -------------     -----------     ----------------
Paul R. Sinsheimer                    2004      750,000     530,000        369,700(2)          0                 0
  CEO, President and                  2003      750,634     508,375              0             0                 0
  Chairman                            2002      757,350     750,000      6,290,000             0                 0

John V. Golio                         2004      300,000           0        156,500             0                 0
  Executive Vice President            2003      303,416           0              0             0                 0
                                      2002      307,545           0      2,925,000             0                 0

William M. Gallagher                  2004      290,000           0        156,500             0                 0
  Senior Vice President               2003      290,633           0              0             0                 0
                                      2002      290,633           0        585,000             0                 0

Troy H. Geisser                       2004      280,000           0        626,000             0                 0
  Senior Vice President               2003      291,135           0              0             0                 0
  and Secretary                       2002      290,254           0      2,340,000             0                 0

Steven F. Groth                       2004      280,000           0        156,500             0                 0
  Senior Vice President and           2003      293,548           0              0             0                 0
  Chief Financial Officer             2002      344,608           0      2,340,000             0                 0

      (1) Amounts were determined by multiplying the number of shares of restricted stock and stock units granted by the fair market value of the Common Stock on the date of the award. Shares of restricted stock were granted to Mr. Sinsheimer under the MIP as follows:
            10,000 in October 2004 and 100,000 in March 2002. Mr. Sinsheimer also received a grant of 100,000 stock units in June 2002 as a supplemental retirement benefit. The stock units will be paid out in the form of an equivalent number of shares of Common Stock reserved for issuance under the 1998 Plan. Shares of restricted stock were granted in April 2004 under the 1998 Plan as follows: Mr. Golio 5,000; Mr. Gallagher 5,000; Mr. Geisser 20,000 and Mr. Groth 5,000. Shares of restricted stock were granted in March 2002 under the 1998 Plan as follows: Mr. Golio 100,000; Mr. Gallagher 20,000; Mr. Geisser 80,000 and Mr. Groth 80,000. The restricted stock and stock units granted in fiscal 2004 and 2002 vest ratably in annual increments over eight years of service subject to earlier vesting upon a sale of the Company or qualifying terminations of employment. If the Company decided to pay dividends on the Common Stock, dividends would be paid to holders of restricted stock. The aggregate holdings of restricted stock and stock units as of July 31, 2004 follow: Mr. Sinsheimer 174,450 (excludes the October 2004 grant of 10,000 shares of restricted stock); Mr. Golio 81,250; Mr. Gallagher 20,625; Mr. Geisser 81,250 and Mr. Groth 65,250. The values of such restricted stock and stock units as of July 31, 2004 follow: Mr. Sinsheimer $5,610,312 (excludes the October 2004 grant of 10,000 shares of restricted stock); Mr. Golio $2,613,000; Mr. Gallagher $663,300; Mr. Geisser $2,613,000 and Mr. Groth $2,098,440.

      (2) The 10,000 shares of restricted stock granted to Mr. Sinsheimer in October 2004 had a grant date value of $369,700 based on the fair market value of the Common Stock on the date of the award. This grant represented partial payment of Mr. Sinsheimer's fiscal 2004 bonus under the MIP. Such restricted stock vests ratably in annual increments over five years of service subject to earlier vesting upon a sale of the Company or qualifying terminations of employment.

                        Option Grants In Last Fiscal Year

      No options to purchase Company securities or stock appreciation rights were granted to any of the named executive officers in the last fiscal year.


                 Aggregated Option Exercises In Last Fiscal Year
                        And Fiscal Year-End Option Value

                                                                      Number of
                                                                Securities Underlying            Value of Unexercised
                                                              Unexercised Options Held           In-the-Money Options
                            Shares                              At July 31, 2004 (#)            At July 31, 2004 (1) ($)
                          Acquired on          Value       ------------------------------    -----------------------------
       Name               Exercise (#)      Realized ($)   Exercisable      Unexercisable    Exercisable     Unexercisable
- --------------------      ------------      ------------   -----------      -------------    -----------     -------------
Paul R. Sinsheimer           200,000         3,105,000              0                 0               0               0
John V. Golio                 15,000           174,300         34,875            27,625         347,658         249,529
William M. Gallagher           6,000            71,310         18,750            12,250         204,031         116,054
Troy H. Geisser               16,500           214,663         25,000            28,250         214,000         257,989
Steven F. Groth               25,280           359,163         19,440             5,000         233,726          42,800

      (1) Only the value of unexercised, in-the-money options is reported. Value was calculated by (i) subtracting the total exercise price per share from the fiscal year-end value of $32.16 per share and (ii) multiplying by the number of shares subject to the option. All of the options held by the named executive officers at July 31, 2004 were in the money.


         REPORT OF THE EXECUTIVE COMPENSATION AND STOCK OPTION COMMITTEE

      The Executive Compensation and Stock Option Committee (the "Committee") is pleased to present its report on executive compensation. The current members of the Committee are William C. MacMillen, Jr., Thomas F. Robards and H. E. Timanus, Jr. Each member of the Committee is an independent director of the Company. This report to stockholders presents an overview of the role of the Committee and of the Company's present compensation philosophy. The Committee reviews and approves the goals, objectives and performance relevant to the Chief Executive Officer's compensation and determines such compensation including the awarding of any equity compensation. The Committee similarly reviews and approves the goals, objectives and performance relevant to the compensation for the executive officers that report to the Chief Executive Officer and determines their compensation including the awarding of any equity compensation.

      It is the Committee's philosophy that a significant portion of executive compensation be linked directly to the Company's success in meeting profit, growth and other corporate performance goals, operating efficiencies, success in handling non-performing assets, the Company's overall performance regarding its return on earning assets and average equity, as well as the quality and integrity of the Company's receivables. The Company compensates officers through salary, a portion of which may be deferred , and through grants of restricted stock, stock units and/or stock options. The Committee believes granting restricted stock, stock units and stock options to officers and other employees further aligns their objectives with those of the Company and its stockholders. The Committee, in its discretion, determines the proportion of the equity awards to grant to officers and other employees in order to maximize long-term incentives.

      The Committee reviews the Company's compensation programs and consults with independent experts to ensure that the compensation and benefits offered to executive officers are competitive and reflect the Company's performance. In order to attract and retain high caliber employees and executives, the Company offers competitive salaries and long-term incentives compared to other financial services companies of similar size.

      The Committee's compensation evaluation procedures also include reviewing public filings of other financial services companies and performing an informal survey as well as a comparison and review of its competitors and other companies.

      The Committee, in establishing compensation for the CEO, generally uses the same criteria it uses for other officers and employees and also provides the CEO with an annual bonus opportunity. Competitive CEO pay practices were assessed using proxy statements of a comparison group of publicly traded financial institutions and a report by an independent compensation consultant as well as its proprietary database of compensation survey sources.


                   Compensation of the Chief Executive Officer

      The CEO's annual rate of salary for fiscal 2004 was $750,000 and is unchanged as of the date of the mailing of this proxy. The Committee established a fiscal 2004 target bonus of $750,000 for the CEO under the MIP subject to the Company's future performance and the Committee's evaluation of the accomplishment of performance goals established by the Committee. The maximum possible award under the MIP for fiscal 2004 was equal to the lesser of (i) $2,250,000 or (ii) 5% of the Company's pre-tax income ($2,557,000 for fiscal
2004). Based upon the Company's fiscal 2004 performance in the areas of, among other things, earnings, revenue and asset growth, loan-loss levels, returns on equity and assets, expenses/costs and financial/stock performance relative to comparator companies, the Committee determined the incentive bonus for Mr. Sinsheimer under the MIP for fiscal 2004 to be: (i) a cash payment of $530,000 and (ii) a grant of 10,000 shares of restricted stock (with a grant date value of $369,700) that vests ratably in annual increments over five years of service subject to earlier vesting upon a sale of the Company or qualifying terminations of employment.


        Policy with Respect to Qualifying Compensation for Deductibility

      Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)") limits the deduction allowable to the Company for compensation paid to the CEO and each of the named executive officers listed in the Summary Compensation Table to $1.0 million per individual per fiscal year. Qualified performance-based compensation is excluded from this limitation if certain requirements are met. The Committee's policy is generally to preserve the federal income tax deductibility of compensation paid. The Committee believes that awards to the CEO under the MIP, as previously approved by the stockholders, and its award of options made under the stock option plans for employees, will qualify as performance-based compensation and thereby be excluded from the $1.0 million limitation. Notwithstanding the Committee's desire to generally preserve the federal income tax deductibility of compensation payments, under certain circumstances in the interests of offering competitive compensation, the Committee, in its discretion, may authorize payments that are not deductible under Section 162(m).

      This report is submitted by the members of the Executive Compensation and Stock Option Committee of the Board of Directors:

                            William C. MacMillen, Jr.
                                Thomas F. Robards
                               H. E. Timanus, Jr.

                             STOCK PERFORMANCE GRAPH

      The following graph compares the percentage change in cumulative total stockholder return on Financial Federal Corporation's Common Stock during the five-year period ending July 31, 2004 with the cumulative total return on the Russell 2000 Index and on the S&P Financial Index. The comparison assumes $100 was invested on July 31, 1999 in each of such indices. Note that historical stock price is not indicative of future stock price performance. All amounts have been calculated as if all dividends were reinvested.

                              [LINE CHART OMITTED]

                                   7/99    7/00    7/01    7/02     7/03    7/04
                                  -----   -----   -----   -----    -----   -----
Financial Federal Corporation     100.0    85.9   115.2   126.1    131.7   139.8
Russell 2000                      100.0   113.8   111.8    91.7    112.9   146.2
S&P Financial                     100.0   107.9   118.6    99.3    113.0   126.3


            Copyright (C) 2004, Standard & Poor's, a division of
            The McGraw-Hill Companies, Inc. All rights reserved.
            www.researchdatagroup.com/S&P.htm


      The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              CERTAIN TRANSACTIONS

      The Company's Chairman, Chief Executive Officer and President, Paul R. Sinsheimer, and director Michael C. Palitz (including his affiliates) held $120,570.53 and $5,970,524.39, respectively, of the Company's commercial paper at July 31, 2004. Such debt was issued at prevailing interest rates and on customary terms. Mr. Fisher, a director of the Company, is a partner of the law firm of Orrick, Herrington & Sutcliffe LLP which has been retained by the Company in connection with certain legal matters.


                             AUDIT COMMITTEE REPORT

      The current members of the Audit Committee are Thomas F. Robards, H.E. Timanus, Jr. and Michael J. Zimmerman. Each member of the Audit Committee meets the independence and experience requirements of the New York Stock Exchange,
Section 10A(m)(3) of the Exchange Act and the rules and regulations of the SEC. The Audit Committee operates under a written charter approved by the Board of Directors. The charter is attached as Appendix A to this proxy statement.

      Management is responsible for the Company's internal financial controls and the financial reporting process. The Company's independent registered public accounting firm, KPMG, is responsible for performing an independent audit of the Company's consolidated financial statements and to express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company, in conformity with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee pre-approves all fees charged and work performed by KPMG.

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended July 31, 2004, with the Company's management. The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

      KPMG provided the Audit Committee with the written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with KPMG its independence and considered whether the non-audit services provided by KPMG are compatible with maintaining its independence.

      Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board (and the Board approved) that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2004, for filing with the SEC.

      This report is submitted by the members of the Audit Committee of the Board of Directors:

                                Thomas F. Robards
                                H.E. Timanus, Jr.
                              Michael J. Zimmerman

          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             (Item 2 on Proxy Card)

                                     General

      The Audit Committee has appointed KPMG as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2005. KPMG has audited the Company's financial statements since fiscal 2002. It is expected that a representative of KPMG will be present at the Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

      Stockholder ratification of the appointment of the Company's independent registered public accounting firm is not required by the Company's bylaws or other applicable legal requirement. However, the Board is submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain KPMG. Even if the appointment is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company's and its stockholders' best interests.

      Ratification of the appointment of the Company's independent registered public accounting firm requires a majority of the votes cast thereon. Abstentions with respect to this proposal have the same effect as a vote against the proposal. Broker non-votes with respect to this proposal will not be counted with regard to this proposal.


                     Principal Accountant Fees and Services

      For the fiscal years ended July 31, 2004 and 2003, the fees related to services performed by KPMG follow:

      Fee Category                     Fiscal 2004           Fiscal 2003
      ------------------               -----------           -----------
      Audit Fees                          $425,000              $240,000
      Audit-Related Fees                    78,500                     0
      Tax Fees                                   0                     0
      All Other Fees                        58,000                40,000
                                       -----------           -----------
           Total Fees                     $561,500              $280,000
                                       ===========           ===========

      Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

      Audit-Related Fees. In fiscal 2004, services were provided for a comfort letter associated with the filing of a Form S-3 registration statement for convertible securities and for Sarbanes-Oxley Act of 2002 Section 404 advisory work.

      Tax Fees. There were no fees billed in fiscal 2004 and 2003 for professional services for tax compliance, tax advice and tax planning.

      All Other Fees. Consists of fees for products and services other than the services reported above. Services were provided for agreed-upon procedures reports required by one of the Company's debt agreements.


                       Pre-Approval Policy and Procedures

      The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Permissible non-audit services may include audit-related services, tax services and other services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

      The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm.

                              STOCKHOLDER PROPOSALS

      As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the SEC. All proposals of stockholders to be presented for consideration at the Company's next Annual Meeting of Stockholders, expected to be held on December 13, 2005, must be directed to the Secretary of the Company at the Company's principal executive office and, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy for such Annual Meeting of Stockholders in accordance with the rules and regulations of the SEC, must be received on or before July 11, 2005.

      The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If you intend to submit a proposal at the Company's next Annual Meeting of Stockholders, which is not eligible for inclusion in the Proxy Statement and form of proxy relating to that meeting, you must do so no later than September 26, 2005. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the Company's next Annual Meeting of Stockholders, without any discussion of the matter in the Proxy Statement.


                                 OTHER BUSINESS

      As of the date of this Proxy Statement, neither the Company nor the Board of Directors know of any matters, other than those indicated above, to be presented at the Meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote the shares represented by such proxy in accordance with their judgment.


                                  ANNUAL REPORT

      THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED JULY 31, 2004 WAS MAILED TOGETHER WITH THE PROXY STATEMENT AND IS AVAILABLE ON THE INTERNET IN THE INVESTOR RELATIONS SECTION OF THE COMPANY'S WEBSITE AT HTTP://WWW.FINANCIALFEDERAL.COM. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY CALLING THE COMPANY AT (212) 599-8000. UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY ALSO WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2004 REQUIRED TO BE FILED WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934. WRITTEN REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS AT FINANCIAL FEDERAL CORPORATION, 733 THIRD AVENUE, NEW YORK, NY 10017.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Troy H. Geisser
                                            Secretary


DATE: November 8, 2004

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
            As Approved By The Board of Directors on October 4, 2004


Purpose:

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Financial Federal Corporation (the "Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.


Committee Authority and Responsibilities:

The Committee shall have the sole authority to appoint or replace the independent auditor (subject to stockholder ratification, if applicable). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10(A)(i)(1)(B) of the Securities Exchange Act of 1934 (the "Exchange Act") which are approved by the Committee prior to the completion of the audit.

The Committee shall have the authority, in its sole discretion and to the extent it deems necessary or appropriate, to retain independent legal counsel and accounting experts or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, to any advisors used by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall report regularly to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

The Committee may delegate authority to any one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such member or members to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

In furtherance of the Committee's purpose, the Committee shall have the following authority and responsibilities:


Financial Statement and Disclosure Matters

      1. Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made in management's discussion and analysis and matters required to be reviewed under applicable legal, regulatory or New York Stock Exchange requirements.

      2. Review and discuss with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

      3. Discuss with management and the independent auditor, as appropriate, the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

      4. Discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management's response, and the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      5. Review with management results from internal audits and the Company's internal system of audit and financial controls, including any significant deficiencies in the design or operation of such internal controls or material weaknesses therein and any fraud involving management or other employees.

      6. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      7. Review and discuss quarterly reports from the independent auditors on critical accounting policies and practices, alternative treatments of financial information and ramifications of their use including the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      8. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.


Oversight of the Company's Relationship with the Independent Auditor

      1.    Evaluate the auditor's qualifications, performance and independence.

      2. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues. In order to assess the auditor's independence, the Committee will also review at least annually all relationships between the independent auditor and the Company. The evaluation should include the review and evaluation of the lead partner of the independent auditor team. The Committee shall present its conclusions with respect to the independent auditor to the Board.

      3. Set policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

      4. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

      5. As needed, discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

      6. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.


Oversight of the Company's Internal Audit Functions

      1. Review the appointment and replacement of the senior internal auditing executive.

      2. Review the significant reports to management prepared by the internal auditing department and management's responses.

      3. Discuss with the independent auditor, the internal audit department and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.


Compliance Oversight Responsibilities

      1. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

      2. Review and investigate any matters pertaining to the integrity of management, including conflicts of interest or adherence to standard of business conduct as required by the policies of the Company. This should regular reviews of the compliance processes in general. In connection with these reviews, the Committee will meet, as it deems appropriate in its sole discretion, with the general counsel and other Company officers and employees.

      3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      4. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      5. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.


Limitation of Audit Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.


Committee Composition and Meetings:

The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Exchange Act and the rules and regulations of the Commission. At least one member of the Committee shall be a financial expert as defined by the Commission. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee and Nominating Committee. Committee members may be replaced by the Board in its discretion.

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.


Effective Date and Approval:

This Audit Committee Charter was approved by Resolution dated October 4, 2004 at a meeting of the Board of Directors of Financial Federal Corporation. The effective date of this Charter is October 4, 2004.

                         FINANCIAL FEDERAL CORPORATION

                                   P R O X Y

      THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 14, 2004

      The undersigned stockholder of Financial Federal Corporation (the "Corporation") hereby appoints Paul R. Sinsheimer and Troy H. Geisser, or either of them, with full power of substitution, as proxies for the undersigned to attend and act for and on behalf of the undersigned at the
Annual Meeting of Stockholders of the Corporation to be held at 270 Park Avenue, New York, New York on December 14, 2004 at 10:00 a.m., and at any adjournment thereof, to the same extent and with the same power as if the undersigned were present in person thereat and with authority to vote and act in such proxyholder's discretion with respect to other matters which may properly come before the Meeting. Such proxyholder is specifically directed to vote or withhold from voting the shares registered in the name of the undersigned as indicated below.

Notes:

(1) This form of proxy must be executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under the corporate seal or by an officer or attorney thereof duly authorized. Joint holders should each sign. Executors, administrators, trustees, etc. should so indicate when signing. If undated, this proxy is deemed to bear that date it was mailed to the stockholder.

(2)  The shares  represented  by this proxy
     will, on a show of hands or any ballot
     that  may be  called for,  be voted or      FINANCIAL FEDERAL CORPORATION
     withheld  from  voting  in  accordance      P.O. BOX 111O2
     with  the  instructions  given  by the      NEW YORK, N.Y. 10203-0102
     stockholder,  in  the  absence  of any
     contrary instructions, this proxy will
     be voted "FOR" the itemized matters.

                                                   (Continued on reverse side)

          Whether or not you plan to attend               [X]
 ----     the meeting, please mark, sign,
|    |    date and return this proxy promptly    Votes must be indicated
 ----     in the envelope provided.              (x) in Black or Blue ink.


The Board of Directors recommends a vote FOR proposals 1 and 2:

1.  ELECTION OF DIRECTORS

   FOR all nominees [ ]   WITHHOLD AUTHORITY to vote     [ ]   *EXCEPTIONS [ ]
   listed below           for all nominees listed below.


Nominees:  Lawrence B. Fisher, William C. MacMillen, Jr., Michael C. Palitz,
           Thomas F. Robards, Paul R. Sinsheimer, H.E. Timanus, Jr.,
           Michael J. Zimmerman
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)

                                                    FOR   AGAINST   ABSTAIN

2.  In respect of the resolution on ratifying the
    appointment of KPMG LLP as the Corporation's
    independent public accountants for the          [ ]     [ ]       [ ]
    fiscal year ending ending July 31, 2005.


                           To change your address, please mark this box.   [ ]


                           To include any comments, please mark this box.  [ ]


                       The signature on this Proxy should correspond exactly with stockholder's name as printed to the left. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.


                ------------------------------------    ---------------------
                 Date     Share Owner sign here          Co-Owner sign here